                                                                   EXHIBIT 10.23

                         SECOND AMENDMENT TO RESTATED
                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------


     THIS SECOND AMENDMENT TO RESTATED CREDIT AND SECURITY AGREEMENT (the "Second Amendment") by and between EDUCATIONAL DEVELOPMENT CORPORATION, as borrower (the "Company"), and STATE BANK & TRUST, N.A., Tulsa, Oklahoma, as lender (the "Bank"), is entered into effective as of the 30th day of June, 1998.

     WITNESSETH:

     WHEREAS, pursuant to the Restated Credit and Security Agreement dated as of June 10, 1996, as amended and extended by the First Amendment thereto dated as of June 30, 1997 (collectively the "Restated Credit Agreement"), the Bank extended a Three Million Five Hundred Thousand Dollar ($3,500,000) revolving line of credit (the "Revolving Credit Loan") to the Company upon the terms and conditions therein set forth, the Revolving Credit Loan being secured by the Collateral defined and described in Section 7.1 of the Restated Credit Agreement and in the Security Agreement more particularly described and defined therein;

     WHEREAS, the Company has requested the Bank to extend and renew the revolving credit facility for one (1) year to June 30, 1999 in the maximum principal amount of $3,500,000; and

     WHEREAS, subject to the terms, provisions and conditions hereinafter set forth, the Bank is willing to so extend, amend and modify the Revolving Credit Loan facility established pursuant to the Restated Credit Agreement in the maximum principal amount of $3,500,000.

     NOW, THEREFORE, for good and valuable consideration and for the extension and amendment of the Restated Credit Agreement, the Company and the Bank hereby agree as follows:

     1. The maturity date of the Revolving Credit Loan shall be extended from June 30, 1998 to June 30, 1999 and Revolving Credit Loan advances shall be evidenced by that certain replacement Revolving Credit Note of even date herewith in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) payable to the order of the Bank and bearing interest at a variable annual rate equal from day to day to Prime Rate (as therein defined).
A true and correct copy of the replacement Revolving Credit Note is annexed hereto as Exhibit A and made a part hereof (the "Replacement Note").
          ---------

     2. Section 5.6 of the Restated Credit Agreement (Dividends, Stock Redemptions and Stock Sales) is deleted in its entirety.

     3. The remaining terms, provisions and conditions set forth in the Restated Credit Agreement shall remain in full force and effect. The Company restates, confirms and ratifies the warranties, covenants (except only for Section 5.6 hereof) and representations set forth therein and further represents to the Bank that no default or event of default exists under the Restated Credit Agreement as of the date hereof. The Company further confirms, continues, grants and regrants to and in favor of the Bank, as secured party, a continuous and continuing first and prior security interest in all of the items and types of Collateral more particularly described in Section 7.1 of the Restated Credit Agreement and in Section 2 of the Restated Security Agreement and Assignment described therein.

     4. The Company agrees to pay the Bank's legal fees incurred in connection with the negotiation, preparation and closing of this Second Amendment.

     IN WITNESS WHEREOF, this Second Amendment is executed and delivered to the Bank by the undersigned duly authorized corporate officer of the Company, which officer has full power and authority to do so on behalf and in the name of the Company by virtue of all necessary corporate action of the Board of Directors of the Company, effective as of the 30th day of June, 1998.


                                            EDUCATIONAL DEVELOPMENT
                                            CORPORATION
ATTEST:

By /s/ W. Curtis Fossett                    By /s/ Randall White
   -------------------------------             ------------------------------
                         Secretary             Randall White, President
[SEAL]
                                                         "Company"



                                            STATE BANK & TRUST, N.A.


                                            By /s/ Dennis Colvard
                                               ------------------------------
                                               Dennis Colvard, Vice President

                                                          "Bank"

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

                                    EXHIBIT A
                                    ---------

                              REVOLVING CREDIT NOTE
                              ---------------------

$3,500,000                                                      Tulsa, Oklahoma
                                                                  June 30, 1998

     FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of STATE BANK & TRUST, N.A. (the "Payee"), at the Payee's main banking office in Tulsa, Oklahoma, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000), or so much thereof as shall have been advanced by Payee to Maker and remains unpaid, on June 30, 1999, together with interest thereon from the date funds are initially advanced hereon on the unpaid balances of principal from time to time outstanding, at the variable annual rate of interest hereinafter specified, which interest is payable in monthly installments due and payable on the last day of each calendar month, commencing July 31, 1998, and at final maturity on June 30, 1999.

     The rate of interest payable upon the indebtedness evidenced by this note shall be a variable annual rate of interest equal from day to day to Prime Rate of interest, as hereinafter defined. Prime Rate of interest shall be effective with respect to this note as of the date upon which any change in such rate of interest shall occur. Interest shall be computed on the basis of a year of 360 days but assessed only for the actual number of days elapsed.

     For the purposes of this note Prime Rate shall mean, as of the date upon which such rate of interest is to be determined, the prime rate of interest published in the Money Rates column of the Wall Street Journal (Southwest Edition) or a similar rate as determined by Payee if such rate ceases to be published.

     All parties (maker, endorsers, sureties, guarantors and all others now or hereafter liable for payment of the indebtedness evidenced by this note) waive presentment and diligence in collection and agree that without notice to, and without discharging the liability of any party, this note may be extended or renewed from time to time and for any term or terms by agreement between the holder of this note and any of such parties and all parties shall remain liable on each such extension or renewal.

     If the principal or any installment of interest due upon this note is not paid as and when the same becomes due and payable (whether by extension, acceleration or otherwise), or any party now or hereafter liable (directly or indirectly) for payment of this note makes an assignment for benefit of creditors, becomes insolvent, has an order for relief under the United States Bankruptcy Code, as amended, entered against it, or any receiver, trustee, custodian or like officer is appointed to take custody, possession or control of any property of any such party, the holder hereof may, without notice, declare all of the unpaid balance hereof to be immediately due and payable. Such right of acceleration is cumulative and in addition to any other right or rights of acceleration under the Restated Credit and Security Agreement between the Maker and the Payee dated as of June 10, 1996, as amended by the First Amendment to Restated Credit and Security Agreement dated as of June 30, 1977, and as further amended and extended by the Second Amendment to Restated Credit and Security Agreement dated as of even date herewith (collectively the "Credit Agreement") and any other writing now or hereafter evidencing or securing payment of any of the indebtedness evidenced hereby. After maturity, whether by acceleration, extension or otherwise, this note shall bear interest at a variable annual rate equal to Prime Rate plus four and one-half percentage points (4.5%). Maker and all other parties liable hereon shall pay all reasonable attorney fees and all court costs and other costs and expenses of collection incurred by the holder hereof.

     This is the Revolving Credit Note defined in the Credit Agreement and constitutes an extension and renewal of that certain $3,500,000 Revolving Credit Note dated June 30, 1997. Reference is made to the Credit Agreement and to the Security Agreement and Assignment dated as of June 10, 1996 for the provisions with respect to acceleration, description of collateral securing payment of the indebtedness evidenced hereby, rights and remedies in respect thereof and other matters. This note is executed and delivered to the order of the Payee in Tulsa, Oklahoma, by the undersigned duly authorized corporate officer of the Maker pursuant to all necessary corporate action and shall be governed by and construed in accordance with the laws of the State of Oklahoma.


                                            EDUCATIONAL DEVELOPMENT
                                            CORPORATION


                                            By /s/ Randall White
                                              -------------------------
                                              Randall White, President

                                                       "Maker"


Due:  June 30, 1999



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